EXHIBIT  99.1


First Western Bancorp, Inc.


Condensed Consolidated Balance Sheet
(Dollars in thousands)

                                                June 30, 1999
ASSETS
Cash and due from banks                          $    47,818
Federal funds sold and
  interest-earnings deposits                           2,719
Securities available for sale                        701,260
Loans held for sale                                    3,585

Loans, net of unearned income of $35,658           1,142,037
Less:  Allowance for credit losses                    18,469
  Net loans                                        1,123,568

Premises and equipment                                21,683
Bank owned life insurance                             27,131
Intangible assets                                     43,326
Other assets                                          24,829

TOTAL ASSETS                                     $ 1,995,919


LIABILITIES
Deposits:
  Noninterest-bearing demand                     $   167,055
  Interest-bearing demand                             52,720
  Savings                                            415,331
  Time deposits                                      695,187
    Total deposits                                 1,330,293

Federal funds purchased and
  repurchase agreements                              227,913
Debt and Federal Home Loan Bank Advances             262,024
Other liabilities                                     29,807
TOTAL LIABILITIES                                  1,850,037

SHAREHOLDERS' EQUITY
Preferred stock, no stated value, none issued           ---
Common stock  $5.00 par value
  20,000,000 shares authorized
  11,898,989 shares issued and
  11,179,430 shares outstanding                       59,495
Surplus                                                4,868
Retained earnings                                    102,342
Accumulated other comprehensive income                (6,073)
Treasury stock, 685,273 shares at cost               (14,150)
Unallocated common stock held by ESOP                   (600)
TOTAL SHAREHOLDERS' EQUITY                           145,882

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 1,995,919






EXHIBIT  99.1


First Western Bancorp, Inc.


Condensed Consolidated Statements of Income
(Dollars in thousands, except per share data)

                                                For the Six Months Ended
                                            June 30, 1999      June 30, 1998
Interest Income
Interest and fees on loans                    $  45,226          $  44,205
Interest on deposits with other banks                39                 49
Interest on securities available for sale        24,451             13,526
Interest and dividends on securities
  Taxable                                          ---               4,182
  Tax-exempt                                       ---               1,984
Interest on federal funds sold                      194                 14
  Total interest income                          69,910             63,960

Interest Expense
Interest on deposits                             23,846             23,059
Interest on borrowed funds                       13,560             12,813
  Total interest expense                         37,406             35,872

Net Interest Income                              32,504             28,088

Provision For Credit Losses                       2,250              2,000

Net Interest Income After Provision
  for Credit Losses                              30,254             26,088

Other Income
Trust fees                                        1,549              1,520
Service charges on deposit accounts               3,150              2,222
Net securities gains                                222                 58
Net gains on loan sales                             283              1,774
Other operating income                            3,148              3,614
  Total other income                              8,352              9,188

Other Expenses
Salaries and wages                                8,175              8,191
Employee benefits                                 2,791              2,476
Net occupancy expense                             1,834              1,664
Equipment rental, depreciation
  and maintenance                                 1,354              1,337
Amortization of intangible assets                 2,242                542
Marketing                                           583              1,021
Other operating expenses                          6,290              6,610
  Total other expenses                           23,269             21,841

Income Before Income Taxes                       15,337             13,435

Income Taxes                                      4,415              3,788

Net Income                                    $  10,922          $   9,647

Basic earnings per share                      $    0.98          $    0.86
Diluted earnings per share                    $    0.96          $    0.85



EXHIBIT  99.1


First Western Bancorp, Inc.


Condensed Consolidated Statements of Comprehensive Income
(Dollars in thousands)

                                                For the Six Months Ended
                                            June 30, 1999      June 30, 1998

Net income                                    $  10,922          $   9,647

Other comprehensive income, net of tax:
  Unrealized holding (losses) gains
    arising during period                       (11,364)               543
  Less:  reclassification adjustment for
    gains included in net income                   (144)               (38)

Other comprehensive (loss) income               (11,508)               505

Comprehensive (loss) income                   $    (586)         $  10,152






First Western Bancorp, Inc.


Condensed Consolidated Statement of Changes in Shareholders' Equity (Dollars in thousands)

                                            For the Six Months Ended
                                                June 30, 1999

Balance as of December 31, 1998                   $ 149,021

Net income                                           10,922

Cash dividends paid                                  (3,347)

Common stock issued                                     732

Net change in accumulated other
  comprehensive income                              (11,508)

Other items                                              62

Balance as of June 30, 1999                       $ 145,882











EXHIBIT  99.1


First Western Bancorp, Inc.


Condensed Consolidated Statements of Cash Flows
(Dollars in thousands)

                                                   For the Six Months Ended
                                               June 30, 1999      June 30, 1998

Cash Flows From Operating Activities:
Net income                                       $  10,922          $   9,647
Adjustments to reconcile net income to
  net cash provided by operating activities         30,137            127,896
Net cash provided by operating activities           41,059            137,543

Cash Flows From Investing Activities:
Proceeds from sales of securities
  available for sale                               118,466              5,127
Proceeds from maturity or paydown of
  securities available for sale                    181,111            110,419
Purchase of securities available for sale         (143,522)          (446,323)
Proceeds from maturity or paydown of
  investment securities                               ---              40,207
Purchase of investment securities                     ---             (20,901)
Net increase in loans                              (50,898)           (53,269)
Decrease in deposits with other banks                  241              5,236
Purchase of premises and equipment                    (404)            (2,646)
Proceeds from sale of premises and equipment           181                 94
Proceeds from sale of other real estate owned          436                576
Cash paid for branch office sales                  (95,917)           (40,884)
Cash received for branch office purchases            4,765            258,830
Net cash provided by (used in)
  investing activities                              14,459           (143,534)

Cash Flows From Financing Activities:
Net decrease in deposits                           (31,424)            (4,258)
Net decrease in federal funds purchased and
  other short-term borrowings                      (30,250)            (2,876)
Net (decrease) increase in repurchase
  agreements and secured lines of credit           (19,407)             7,458
Net increase in advances from the Federal
  Home Loan Bank                                    30,000              7,400
Proceeds from issuance of long-term debt              ---              23,000
Payments on long-term debt                            ---              (3,508)
Proceeds from exercise of stock options               226                  41
Proceeds from common stock issued                     506               1,115
Treasury stock issued                                 ---                  42
Dividends paid on common stock                     (3,347)             (3,353)
Net cash (used in) provided by
  financing activities                            (53,696)             25,061

Net increase in cash and due from banks             1,822              19,070
Cash and due from banks - beginning of year        45,997              40,973
Cash and due from banks - end of period         $  47,819           $  60,043






EXHIBIT  99.1


First Western Bancorp, Inc.


Condensed Consolidated Statements of Cash Flows (continued)
(Dollars in thousands)

                                                   For the Six Months Ended
                                               June 30, 1999      June 30, 1998

Supplemental Disclosure of Cash Flow
  Information

Cash paid during the period for:
  Interest                                       $  39,797          $  35,171
  Income taxes                                       3,522              3,262


Supplemental Disclosure of Noncash
  Investing Activities

Deposits assumed in branch acquisition           $   8,101          $ 383,842
Loans acquired in branch acquisition                  ---              73,677
Deposits sold in branch disposition                135,486             46,702
Securities purchased settling after June 30          7,900              1,006
Transfers to other real estate owned                   497              1,043
Net change in unrealized (depreciation)
  appreciation in securities available for
  sale, net of income tax effects                  (11,508)               505